                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant / /
Filed by a Party other than the Registrant /X/

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ /  Confidential, For Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/X/  Soliciting Material Under Rule 14a-12

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
                (Name of Registrant as Specified in Its Charter)

                             STEEL PARTNERS II, L.P.
                             WARREN G. LICHTENSTEIN
                            WEBFINANCIAL CORPORATION
                              HENRY PARTNERS, L.P.
                             MATTHEW PARTNERS, L.P.
                          HENRY INVESTMENT TRUST, L.P.
                             CANINE PARTNERS, L.L.C.
                                 DAVID W. WRIGHT
                               GERALD M. CZARNECKI
                               SUZANNE M. HOPGOOD
                               ------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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/X/  No fee required.

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                                        2

            Steel Partners II, L.P.  ("Steel") is filing materials  contained in this Schedule 14A with the Securities and Exchange Commission in connection with a possible solicitation of proxies in support of the election of the nominees of
Steel to the Board of Directors of Del Global Technologies Corp. (the "Company")
at the 2003 annual meeting of the  stockholders  of the Company  scheduled to be held on May 14, 2003, or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (the
"Annual Meeting").

            Item 1: On April 11, 2003,  Steel issued the following press release responding to the Company's recent announcement that two directors resigned from the board of directors and that the remaining  directors have expanded the board and appointed three new directors.

Press Release

                      DEL GLOBAL SHAREHOLDER GROUP OUTRAGED
                      AS INCUMBENTS PACK BOARD OF DIRECTORS

            New York, NY --(April 11, 2003)-- A group of Del Global Technologies
Corp. (DGTC.PK) shareholders expressed outrage at management's  recomposition of the  Company's  Board as it  announced  the  arranged  departure  of two current directors,  the expansion of the Board,  and the appointment - not election - of three new  directors  to the open  seats.  The  holder  group,  which is seeking shareholder representation on the Board, has filed a preliminary proxy statement in support of the election of its own three highly qualified  director  nominees unaffiliated with management.

            David  Wright,  an  investor,  nominee  and  member  of  the  group, condemned the incumbents'  action as "an end run around the shareholders'  basic right to elect their own representatives" and noted that, "Filling the boardroom with  their  appointees  is just the  latest in a string of  actions  adverse to shareholder  democracy and good corporate governance  perpetrated by this Board.
With its first shareholders  meeting in over three years barely a month away, it is  disturbing  that  Del  Global's  management,  in the  face of a  shareholder initiative  to elect new,  independent  directors  to the  Board,  has chosen to without explanation,  simply install its hand picked representatives immediately instead of waiting for the shareholders to decide.  We find it ludicrous for Mr.
Park  to  characterize  our  efforts  as  a  "no  premium""takeover"  while  Del shareholders  now find  their  Company  under the  control  of a Board  composed entirely of appointees they had absolutely no say over and never elected."

            Mr. Wright  continued,  "It seems obvious to us that Del  management fails to understand the most basic tenets of corporate  democracy and are acting unilaterally to entrench  themselves in office and preserve their control of Del
Global. Their actions illustrate to us exactly what good corporate governance is intended to avoid. We call upon Mr. Park to immediately  disclose any agreements the Company may have entered into in connection with the "retirement" of Messrs.
Michael and Tiernan.  Del Global belongs to its  shareholders  and their vote at the upcoming annual meeting will determine who oversees their  investment in the
Company."

            Warren  Lichtenstein,  Managing Partner of Steel Partners II, one of
Del Global's largest  shareholders,  voiced the group's concern over the process the  Company  used  to  identify  the  new  appointees.  "As  described  in  the preliminary  proxy  statement we have filed with the SEC, our director  nominees include Suzanne Hopgood and Gerald Czarnecki,  people with world-class corporate governance credentials.  We searched for independent shareholder representatives appropriate  to Del  Global's  board.  In  contrast,  the  Company  has just now established a nominating committee composed of directors chosen and appointed by
Messrs.  Park, Smith, and the two retired  directors.  We question the selection process used and believe that management's  approach to Company directorships is likely emblematic of its entire governance record.  Shareholders deserve better.
We will offer them a real choice at the upcoming annual meeting - either more of the same flawed  corporate  governance  or our  nominees  on the Gold proxy.  We believe the choice is clear."

                   CERTAIN INFORMATION CONCERNING PARTICIPANTS

            Steel Partners II, L.P. ("Steel") has made a preliminary filing with the SEC of proxy  materials to be used to solicit  votes for the election of its nominees at the Annual Meeting of shareholders of Del Global  Technologies Corp.
(the "Company") scheduled for May 14, 2003.

            Steel strongly  advises all  shareholders of the Company to read the proxy  statement  when  it  is  available  because  it  will  contain  important information.  Such proxy  statement  will be available at no charge on the SEC's
web  site  at   http://www.sec.gov.   In  addition,   the  participants  in  any
solicitation  will provide  copies of the proxy  statement  without  charge upon request.  Requests  for copies  should be  directed to the  participants'  proxy
solicitor,   Innisfree   M&A   Incorporated,   at  its   toll-free   number:
888-750-5834.  Detailed  information  regarding  the identity  and  interests of individuals  who may be  deemed  participants  in the  solicitation  of  proxies relating to the Annual Meeting is available in the  preliminary  proxy statement filed with the SEC on April 4, 2003.

------------------

Contact:      Innisfree M&A Inc.
              Michael Brinn, 212-750-8253